DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”)
dated February 25, 2022

On November 10, 2022, the Fund’s Board of Trustees approved a proposal to permit the Fund to purchase and write call options and put options and engage in options strategies for hedging and speculative purposes. Effective January 1, 2023, the following two paragraphs replace the information in the section of the Prospectus entitled “How we manage the Funds – The securities in which the Fund typically invests - Options – How the Funds use them:”

The Fund may invest in futures, options, and closing transactions related thereto. These activities will be entered into for hedging and/or speculative purposes and to facilitate the ability to quickly deploy into the market the Fund's cash, short-term debt securities, and other money market instruments at times when its assets are not fully invested. The Fund may enter into these transactions for hedging and/or speculative purposes if they are consistent with the Fund's investment objective and policies. The Fund may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of the Fund's total assets. In addition, the Fund may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with the Fund's investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. The Fund may purchase and write call and put options and may engage in option strategies for hedging and/or speculative purposes.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Swaps, Caps, Floors, and Collars”

The Fund may enter into interest rate, currency, and total return swaps and the purchase or sale of related caps, floors, and collars. For the Fund, the aggregate notional amount (typically, the principal amount of the reference security or securities) of investments in credit default swap (“CDS”) contracts will be limited to 15% of its net assets. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use swaps to gain exposure to specific markets. The Fund intends to use these transactions as hedges and/or speculative instruments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the investment manager and the Fund do not believe such obligations constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody's or is determined to be of equivalent credit quality by the Manager.

Effective January 1, 2023, the following replaces the first three paragraphs of the section of the SAI entitled “Investment Strategies and Risks – Options”

The Fund may purchase and write call and put options and may engage in option strategies for hedging and/or speculative purposes.

Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Options – Writing call and put options”

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2022.